SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

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                           Haemonetics Corporation
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                           HAEMONETICS CORPORATION

                  Notice of Special Meeting of Stockholders

                              December 14, 2000

To the Stockholders:

      A Special Meeting of the Stockholders of Haemonetics Corporation will be held on Thursday, December 14, 2000 at 9:00 a.m. at the offices of Haemonetics Corporation, 400 Wood Road, Braintree, Massachusetts for the following purposes.

      1. To consider and act upon a proposal to approve the Haemonetics Corporation 2000 Long-Term Incentive Plan.

      2. To consider and act upon any other business which may properly come before the meeting.

      The Board of Directors has fixed the close of business on October 27, 2000 as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                       By Order of the Board of Directors



                                       Alicia R. Lopez,
                                       Clerk

Braintree, Massachusetts
November 13, 2000


                           HAEMONETICS CORPORATION

                               PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Haemonetics Corporation (the "Company") for use at the Special Meeting of Stockholders to be held on Thursday, December 14, 2000, at the time and place set forth in the notice of meeting, and at any adjournment thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is November 13, 2000.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, the proxy will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting or by giving written notice of revocation to the Clerk of the Company at any time before the proxy is exercised.

      The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for transaction of business. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting thereon in person or by proxy at the meeting is required to approve Item 1 listed in the notice of meeting. Abstentions are counted as present in determining whether the quorum requirement is satisfied. Abstentions will be counted in the tabulation of votes cast on Item 1.

      The Company will bear the cost of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph or in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Company. The Company may retain a proxy solicitation firm to aid in soliciting proxies from its stockholders. The fees of any such firm are not expected to exceed $5,000 plus reimbursement of out-of-pocket expenses.

      The Company's principal executive offices are located at 400 Wood Road, Braintree, Massachusetts 02184-9114, telephone number (781) 848-7100.

                      RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on October 27, 2000 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding and entitled to vote 25,744,820 shares of Common Stock with a par value of $.01 per share. Each outstanding share entitles the record holder to one vote.

                  APPROVAL OF 2000 LONG-TERM INCENTIVE PLAN

      There will be presented at the meeting a proposal to approve the Haemonetics Corporation 2000 Long-Term Incentive Plan (the "Plan"), which was adopted by the Board of Directors on October 24, 2000. The Board of Directors recommends that the stockholders approve the Plan. Set forth below is a summary of the principal provisions of the Plan, a copy of which may be obtained from the Clerk of the Company upon request.

      This Plan replaces the Haemonetics Corporation 2000 Long-Term Incentive Plan (the "May Plan") which was adopted by the Board of Directors on May 2, 2000 and originally scheduled to be considered by the stockholders at the Annual Meeting held July 25, 2000. The May Plan was not acted upon at the Annual Meeting because the Company determined that changes in the Plan would be required in order to secure stockholder approval. No options were granted under the May Plan. The revised Plan adopted by the Board of Directors on October 24, 2000 (i) reduces the maximum number of shares available for the grant of options to 4,000,000 from 6,000,000, (ii) eliminates a feature contained in the May Plan which provided for automatic increases in the number of shares available for issuance under the May Plan based upon the number of issued and outstanding shares of the Company's Common Stock, (iii) eliminates the issuance of stock awards and (iv) requires that the exercise price for options granted under the Plan must be not less than the fair market value of the Company's Common Stock at the time the option is granted. The new Plan also provides that except for adjustments for recapitalizations, reorganizations, and certain other corporate transactions, the exercise price for any outstanding option granted under the Plan may not be decreased after the date of grant, nor may an outstanding option be surrendered to the Company as consideration for the grant of a new option with a lower exercise price.

      The Company believes that it is in the best interests of its stockholders to adopt incentive compensation programs which align the interests of key employees with those of the stockholders. The Company's 1992 Long-Term Incentive Plan will terminate in August, 2002. The Company's 1990 Stock Option Plan terminated March 30, 2000. Accordingly, the Company believes it is necessary to adopt the Plan so that the Company will be able to continue to offer an incentive compensation program which will be attractive to current and prospective key employees. Upon approval of the Plan by the stockholders, no further options will be granted under the 1992 Long-Term Incentive Plan or under the Company's 1998 Stock Option Plan for Non-Employee Directors. Options granted under both Plans will continue to remain outstanding under the terms thereof.

      Purpose. The Plan is intended to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain competent employees and to encourage ownership of the Company's stock by employees, directors, consultants and advisers of the Company and its subsidiaries upon whose efforts and initiative the growth and success of the Company depends. The Plan permits the grant of stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options which are not intended to meet the requirements of the Code. Shares issued under the Plan may be authorized but unissued shares of Common Stock or shares of Common Stock held in the Treasury.

      Number of Shares. The maximum number of shares of the Company's Common Stock available for stock options granted under the Plan is 4,000,000 shares of Common Stock. The maximum number of shares available for grants is subject to adjustment for capital changes.

      To the extent that any option lapses, terminates, expires or otherwise is cancelled without the issuance of shares of Common Stock, the shares of Common Stock covered by such grants are again available for the granting of stock options. If any such stock option is exercised through the full or partial payment of shares of Common Stock owned by the optionee, shares equal in number to those tendered by the optionee are added to the maximum number of shares available for future grants under the Plan.

      It is not possible to state the employees who will receive stock options under the Plan in the future, nor the amount of options which will be granted thereunder. Reference is made to the section entitled "Executive Compensation" in this Proxy Statement for information concerning options granted to and exercised by the named executive officers during the most recent fiscal year and options outstanding at April 1, 2000.

      Administration. The Plan is administered by the Compensation and Management Development Committee (the "Committee") consisting of two or more members of the Company's Board of Directors, all of whom are outside directors. The present members of the Committee are Sir Stuart Burgess, N. Colin Lind, Benjamin L. Holmes, Donna C. E. Williamson, and Ronald G. Gelbman.

      Termination and Amendment. Unless sooner terminated, the Plan shall terminate ten years from October 24, 2000, the date upon which it was adopted by the Board of Directors. The Board of Directors may at any time terminate the Plan or make such modification or amendment as it deems advisable; provided however that the Board of Directors may not, without the approval of the stockholders of the Company, make any change in the Plan which (i) requires stockholder approval under applicable law or regulations; and (ii) increases the number of shares available for stock options, (iii) expands the class of participants eligible to receive stock option grants under the Plan, or (iv) materially increases benefits under the Plan by expanding the types of permissible awards (such as by authorizing the grant of stock awards or stock appreciation rights). The Committee may terminate, amend or modify any outstanding option without the consent of the option holder, provided however that, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

      Eligibility to Participate. The Plan provides that options designated as incentive stock options may be granted only to officers and employees of the Company or any subsidiary. Options designated as non-qualified options may be granted to officers, directors, employees, consultants and advisers of the Company or any of its subsidiaries. The Company does not plan to grant options to consultants and advisers except on an occasional basis. In determining a person's eligibility to be granted an option, the Committee takes into account the person's position and responsiblities, the nature and value to the Company or its subsidiaries of such person's service and accomplishments, such person's present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee deems relevant. The maximum number of shares of the Company's Common Stock with respect to which an option may be granted under the Plan to any employee in any one fiscal year of the Company shall not exceed 500,000 shares (in the aggregate for all such options taken together), subject to adjustment for capital changes.

      Terms and Provisions of Options. Options granted under the Plan are exercisable at such times and during such period as is set forth in the option agreement, but no incentive stock option granted under the Plan can have a term in excess of ten years from the date of grant. The option agreement may contain such provisions and conditions (including pre-established performance objectives and forfeiture of option gain for competition with the Company) as may be determined by the Committee. The option exercise price for stock options granted under the Plan must be no less than the fair market value of the Company's Common Stock at the time the option is granted. Except for adjustments for recapitalizations, reorganizations, and certain other corporate transactions, the exercise price for any outstanding option granted under the Plan may not be decreased after the date of grant, nor may an outstanding option be surrendered to the Company as consideration for the grant of a new option with a lower exercise price. Options granted under the Plan may provide for the payment of the exercise price by (i) the delivery of cash or a check in an amount equal to the exercise price, (ii) the delivery of certificates of shares of Common Stock of the Company owned by the optionee and acceptable to the Committee having a fair market value equal to the exercise price of the option being exercised, or attestation of beneficial ownership of such shares, (iii) a "cashless exercise" (wherein a third party is authorized to sell shares of Common Stock acquired upon exercise of the option and to remit to the Company a sufficient portion of the sales proceeds to pay the exercise price), (iv) using the proceeds of a recourse loan from the Company to pay the exercise price, or (v) any combination thereof.

      Except as provided in the option agreement, the right of any optionee to exercise an option granted under the Plan is not assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or her.

      Recapitalizations, Reorganizations, Change in Control. The Plan provides that the number and kind of shares as to which options, may be granted thereunder and as to which outstanding options or portions thereof then unexercised shall be exercisable shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, spin-off, distribution of assets or dividends payable in capital stock. In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any sale or conveyance to another entity of all or substantially all of the property and assets of the Company or a Change in Control as defined in the Plan, the purchaser of the Company's assets or stock may deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind, which consideration shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise has been made prior to such sale, conveyance or Change in Control, less the option price therefor. The Committee may provide in any option agreement that the vesting of any options shall automatically accelerate in full or in part upon such a sale, conveyance or Change in Control.

      The Committee shall also have the power to accelerate the exercisability of any options, notwithstanding any limitations in the Plan or in the option agreement, upon such a sale, conveyance or Change in Control. Change in Control is defined in the Plan as having occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than 35% of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own 35% or more of the Company's Common Stock outstanding.

      Upon dissolution or liquidation of the Company, all options granted under the Plan shall terminate, but each optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her options to the extent then exercisable.

      In the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or other similar transaction to which Section 424(a) of the Code applies, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the outstanding options, or substitution of new options for the outstanding option, in conformity with provisions of Section 424(a) of the Code and the regulations thereunder, and any such action shall not reduce the number of shares otherwise available for issuance under the Plan.

      The high and low sales prices of the Company's Common Stock on the New York Stock Exchange on November 7, 2000 were $25.44 and $24.63, respectively.

                      TAX EFFECTS OF PLAN PARTICIPATION

      Options granted under the Plan are intended to be either incentive stock options, as defined in Section 422 of the Code, or non-qualified stock options.

      Incentive Stock Options. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price (the stock's basis) and the amount received for such shares upon disposition.

      In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income in the year of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and the optionee's basis in the stock.

      For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income for alternative minimum tax purposes for the year of exercise. If the alternative minimum tax applies to the optionee for the year of exercise, all or a part of the excess of the amount of the optionee's alternative minimum tax liability over the optionee's "regular tax" liability for the year of exercise could generate an AMT tax credit that may be applied in one or more later tax years. The AMT credit may be applied against the optionee's tax liability in subsequent years in which the optionee's regular tax liability exceeds the optionee's AMT liability, but only to the extent of such excess.

      The Company will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Company will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

      Under proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Company will be treated as, in effect, two separate transactions. Pursuant to
Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except, as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all of the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance will also be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

      Non-qualified Stock Options. As in the case of incentive stock options, no income is recognized by the optionee on the grant of a non-qualified stock option. On the exercise by an optionee of a non-qualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) deductible for income tax purposes by the Company. The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income the optionee had to recognize with respect to the non-qualified stock option.

      The Internal Revenue Service will treat the exercise of a non-qualified stock option with already owned stock of the Company as two transactions. First, there will be a tax-free exchange of the old shares for a like number of shares under Section 1036 of the Code, with such exchanged shares retaining the basis and holding period of the old shares. Second, there will be an issuance of additional new shares having a value equal to the difference between the fair market value of all new shares being acquired (including the exchanged shares and the additional new shares) and the aggregate option price for those shares. The employee will recognize ordinary income under Section 83 of the Code, in an amount equal to the fair market value of the additional new shares (i.e., the spread on the option). The additional new shares will have a basis equal to the fair market value of the additional new shares.

      Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a non-qualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and the optionee's basis in the stock.

          COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT
                          ON EXECUTIVE COMPENSATION

      The Company's executive compensation program is intended to attract and retain talented executives and to motivate them to achieve the Company's business goals. The program utilizes a combination of salary, stock options and cash bonuses awarded based on the achievement of corporate performance objectives. The compensation received by its executive officers is thereby linked to the Company's performance. Within this overall policy, compensation packages for individual executive officers are intended to reflect the responsibilities of their position and past achievements with the Company, as well as the Company's performance.

      The Compensation Committee is comprised of independent directors who are not employees of the Company. In its deliberations, the Committee takes into account the recommendations of appropriate Company officials. The Compensation Committee's determinations with respect to compensation for the fiscal year ended April 1, 2000 were made early in the fiscal year.

      In arriving at the base salaries paid to the Company's executive officers for the year ended April 1, 2000, the Committee considered their individual contributions to the performance of the Company, their levels of responsibility, salary increases awarded in the past, the executive's experience and potential, and the level of compensation necessary, in the overall competitive environment, to retain talented individuals. All of these factors were collectively taken into account by the Committee in making a subjective assessment as to the appropriate base salary for each of the Company's executive officers, and no particular weight was assigned to any one factor.

      To more closely align executive compensation with stock ownership, in May 2000, the Company's Compensation Committee approved a change in the form of payment of fiscal year 2000 and 2001 executive bonuses earned under the quarterly bonus program. As a result of the change, the executives in fiscal year 2000 were required to elect the portion of their eligible fiscal year 2000 bonus that they wish to be paid in the form of grants to purchase the Company's Common Stock in lieu of cash. The percentage of bonus to be paid in the form of grants to purchase the Company's Common Stock was required to be a minimum of fifty percent of the total eligible bonus amount. All of the executives listed on the summary compensation table elected to convert 50% of their eligible bonus to option grants to purchase the Company's Common Stock. For fiscal year 2001, the executives are required to elect that 50% of their year 2001 bonus is to be paid in the form of grants to purchase the Company's Common Stock in lieu of cash.

      During the fiscal year ended April 1, 2000, the Company's quarterly bonus program was tied to the achievement by the Company and by individual business units of predetermined goals relating primarily to operating margin and balance sheet measures. Under the program, attainment of these predetermined goals resulted in payment of bonuses.

      The Company's stock option program is intended to provide additional incentive to build shareholder value, to reward long-term corporate performance and to promote employee loyalty through stock ownership. Information with respect to stock options held by executive officers (including options granted during the year ended April 1, 2000) is included in the tables following this report. In determining the number of options granted to executive officers during the last fiscal year ended April 1, 2000, the Committee made a subjective assessment of the past and potential contributions of particular executive officers to the financial and operational performance of the business unit directed by the executive, and of such officer's potential for advancement. The Committee, in arriving at the number of options to be granted to particular executive officers, was aware of whether or not such officers had been granted options in the past. The vesting of options granted is not dependent upon the achievement of predetermined performance goals. Nevertheless, the amount realized by a recipient from an option grant will depend on the future appreciation in the price of the Company's Common Stock.

      In 1993 the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law, certain requirements must be met, including approval of the performance measures by the stockholders. In its deliberations, the Committee considers ways to maximize deductibility of executive compensation, but nonetheless retains the discretion to compensate executive officers at levels the Committee considers commensurate with their responsibilities and achievements.

Compensation of Chief Executive Officer

      In accordance with the approval of the Compensation and Management Development Committee in May 1999, Mr. Peterson received a salary for the fiscal year ended April 1, 2000 of $430,744. The Committee did not grant Mr. Peterson any new options to purchase shares of the Company's Common Stock during the fiscal year ended April 1, 2000. Included in the options granted to Mr. Peterson during fiscal years ended March 28, 1998 and April 3, 1999, were options to purchase 300,000 shares of the Company's Common Stock. These 300,000 options were granted as a two-year grant on Mr. Peterson's appointment to Chief Executive Officer. The options vest beginning one year from the grant date at a rate of 25% per year over the four years following the grant (except in the case of death, termination or retirement). Years 2, 3 and 4 of the vesting schedule can be accelerated effective one year from the grant date based upon the attainment of certain stock fair market values as follows: 25% upon stock value appreciation to $21.00 per share, 25% upon stock value appreciation to $26.00 per share and 25% upon stock value appreciation to $31.00 per share.

      At the May 2000 Compensation Committee meeting, Mr. Peterson was granted options to purchase up to 280,000 shares of the Company's Common Stock. This grant is a two-year grant in anticipation of Company performance during both fiscal years 2001 and 2002 vesting 50% on March 31, 2001 and 50% on March 31, 2002.

      Mr. Peterson was not part of a bonus program during the fiscal year ended April 1, 2000. However, in recognition of the Company's performance during the fiscal year ended April 1, 2000, the Compensation and Management Development Committee in May 2000 awarded Mr. Peterson a cash bonus of $172,990.

                          Compensation and Management Development Committee

                          Sir Stuart Burgess         N. Colin Lind
                          Donna C.E. Williamson      Ronald G. Gelbman
                          Benjamin L. Holmes

              COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
                    INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended April 1, 2000 the members of the Compensation Committee were Sir Stuart Burgess, Donna C.E. Williamson, Benjamin L. Holmes, N. Colin Lind, Jerry E. Robertson (until November 1,
1999) and effective January 25, 2000, Ronald G. Gelbman. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2000.

                           EXECUTIVE COMPENSATION

      The following table sets forth all compensation awarded to, or earned by or paid to the Company's Chief Executive Officer and each of the Company's executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered as executive officers to the Company and its subsidiaries for the Company's fiscal years ended April 1, 2000, April 3, 1999 and March 28, 1998.

Summary Compensation Table

                                                                                         Long-Term
                                                                                        Compensation
                                                      Annual Compensation                 Awards
                                          ----------------------------------------------------------------------------
                                                                           Other
                                                                           Annual          Stock          All Other
Name and Principal Position       Year    Salary(l)      Bonus(l)       Compensation      Options      Compensation(2)
----------------------------------------------------------------------------------------------------------------------

James L. Peterson                 2000    $430,744(4)    $172,990    $504,091(3)(4)(5)          0
  President & CEO                 1999    $394,658(4)    $150,000    $176,642(3)(4)(5)     91,574
                                  1998    $369,945(4)           -    $ 91,085(3)(4)(5)    330,000

Ronald J. Ryan                    2000    $264,370       $ 77,031    $  9,571(3)           46,508          $6,000
  CFO & Sr. Vice President,       1999    $249,995       $ 81,775    $  9,332(3)           50,000
Finance

Michael P. Mathews                2000    $244,431       $ 13,644    $294,470(3)(5)        18,217          $6,000
  President, Blood Bank           1999    $237,776       $ 40,311    $173,479(3)(5)        49,000          $6,000
  Division                        1998    $220,080              -    $230,293(5)           69,177          $3,000

Bruno Deglaire                    2000    $273,712       $  8,274    $ 22,350(3)(4)(5)     35,982
  President, European and         1999    $267,582       $ 80,231    $ 28,253(3)(4)(5)     52,500
  Asian Field Operations          1998    $263,362       $ 30,476    $ 28,461(3)(4)(5)     46,640

Peter A. Tomasulo, M.D.           2000    $258,381       $ 15,201    $ 82,422(3)(4)(5)     41,581
  President, Surgical Division

--------------------

<F1>  Salary and bonus amounts are presented in the year earned. The payment of such amounts may have occurred in other years.
<F2>  Includes discretionary contributions paid by the Company with respect to the Company's 401(k) Plan: i) in 1998: for Mr. Mathews $2,000. No discretionary contributions were made by the Company with respect to the Savings Plus Plan in 2000 or 1999. Also includes matching contributions by the Company under its 401(k) Plan: (i) in 2000: for Mr. Mathews $6000, for Mr. Ryan $6000, (ii) in 1999: for Mr. Mathews $6,000, (iii) in 1998: for Mr. Mathews $1,000.
<F3>  Includes the following amounts paid by the Company with respect to vacation hours: (i) accrued in 2000 but not used: for Mr. Mathews $4,727, (ii) accrued in 1999 but not used: for Mr. Mathews $9,267. Additionally, includes the following amounts paid by the Company with respect to company-owned vehicles or auto allowances: (i) in 2000: for Mr. Peterson $23,673, for Mr. Deglaire $16,791, for Mr. Mathews $15,284, for Mr. Ryan $6,850, for Mr. Tomasulo $15,858 (ii) in 1999:
      for Mr. Peterson $23,765, for Mr. Deglaire $18,025, for Mr. Ryan $5,282, (iii) in 1998: for Mr. Peterson $17,741, for Mr. Deglaire $17,741.
<F4>  All amounts are translated into U.S. dollars using average monthly exchange rates.
<F5>  Includes the following amounts for additional payments relating to living abroad: (i) in 2000: for Mr. Mathews $268,581, for Mr. Tomasulo $51,569 (ii) in 1999: for Mr. Mathews $162,855 (iii) in 1998: for Mr. Peterson $64,352, for Mr. Mathews $228,936. Includes the following amounts for housing allowances for Mr. Peterson: in 2000 $65,198, in 1999 $104,938. Includes the following amounts for travel allowances (i) in 2000: for Mr. Peterson $59,642, Mr. Deglaire $2,602, (ii) in 1999: for Mr. Peterson $2,018, for Mr. Deglaire 8,384
      (iii) in 1998: for Mr. Deglaire $8,252. Includes $337,235 in tax equalization payments for Mr. Peterson in 2000. Includes $33,333 in one time relocation expenses for Mr. Peterson in 1999.

                            --------------------

      The Directors of the Company who are not employees of the Company receive an annual cash fee of $10,000. Ronald G. Gelbman however, as he was elected to the Board of Directors effective January 25, 2000, received a cash fee of $2,500 during the fiscal year ended April 1, 2000. In addition to this director fee, each outside director, except Ronald G. Gelbman and Sir Stuart Burgess, was granted, during the last fiscal year, an option to purchase up to 9,000 shares of Common Stock of the Company. Mr. Gelbman was granted, during the last fiscal year, an option to purchase up to 6,000 shares of Common Stock of the Company. Sir Stuart Burgess, as compensation for his additional duties performed as Chairman of the Board, was paid a base fee of $45,000 which he elected to receive in the form of $20,000 in cash and the remainder in options to purchase 6,732 shares of the Company's Common Stock. Sir Stuart was also granted additional options to purchase up to 30,000 shares of Common Stock of the Company and he received $1,000 per day for each day devoted to Chairman responsibilities (or a total of $58,000 for the fiscal year ended April 1, 2000.)

Option Grants in Fiscal Year Ended April 1, 2000

      The following table provides information on option grants to the executive officers of the Company listed in the Summary Compensation Table above during the fiscal year ended April 1, 2000. Pursuant to applicable regulations of the Securities and Exchange Commission, the table also sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date of grant to the end of the option term.

                                               Individual Grants
                            ------------------------------------------------------
                                          Percentage of                                  Potential Realizable
                             Number of    Total Options                                    Value at Assumed
                            Securities      Granted to      Exercise                     Annual Rates of Stock
                            Underlying      Employees       or Base                        Price Appreciation
                              Options     in the Fiscal      Price      Expiration         for Option Term(3)
                                                                                      --------------------------
                              Granted       Year 1999      Per Share       Date            5%            10%
----------------------------------------------------------------------------------------------------------------

James L. Peterson                 -               -               -             -               -              -

Michael P. Mathews           18,217(1)         1.68         $15.875        5/3/09     $181,873.10    $460,902.15

Bruno Deglaire               20,982(1)         1.94         $15.875        5/3/09     $209,478.04    $530,858.48
                             15,000(2)         1.38         $15.875        5/3/09     $149,755.53    $379,509.92

Peter A. Tomasulo, M.D.       6,581(1)         0.61         $15.875        5/3/09     $ 65,702.74    $166,503.65
                             10,000(2)         0.92         $15.875        5/3/09     $ 99,837.02    $253,006.62
                             25,000(2)         2.31         $17.750      10/27/09     $279,071.99    $707,223.22

Ronald J. Ryan               26,508(1)         2.45         $15.875        5/3/09     $264,647.98    $670,669.94
                             20,000(2)         1.84         $15.875        5/3/09     $199,674.04    $506,013.23

--------------------

<F1>  Options are exercisable upon completion of one full year of employment following the grant date (except in the case of death, termination or retirement) and vest at the rate of 50% per year over the two years following the grant date.
<F2>  Options are exercisable upon completion of one full year of employment following the grant date (except in the case of death, termination or retirement) and vest at the rate of 25% per year over the four years following the grant date.
<F3>  These values are based on assumed rates of appreciation only. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Company's Common Stock. There can be no assurance that the values reflected in this table will be achieved. On May 15, 2000 the closing price of the Company's Common Stock on the New York Stock Exchange was 20 15/16.


Aggregated Option Exercises in Fiscal Year Ended April 1, 2000 and Option Values at March 31, 2000

      The following table provides information on the value of unexercised options held by the executive officers listed in the Summary Compensation Table above at April 1, 2000.

                              Shares                     Number of Unexercised            Value of Unexercised
                             Acquired       Value       Options at April 1, 2000      Options at March 31, 2000(1)
                           on Exercise    Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
                           ---------------------------------------------------------------------------------------

James L. Peterson               0            $0         485,855         114,145      $2,675,739.43    $708,159.91
Michael P. Mathews              0            $0         144,567          80,250      $  705,350.47    $420,489.73
Bruno Deglaire                  0            $0         104,591          87,358      $  561,884.36    $489,023.95
Peter A. Tomasulo, M.D.         0            $0          27,332          76,583      $  133,470.90    $410,547.73
Ronald J. Ryan                  0            $0          37,500         109,008      $  220,527.05    $647,821.68

--------------------

<F1>  Value of unexercised stock options represents difference between the exercise prices of the stock options and the closing price of the Company's Common Stock on the New York Stock Exchange on March 31, 2000.


                        COMPARATIVE PERFORMANCE GRAPH

      The following graph compares the cumulative total return for the five year period commencing March 31, 1995 through March 31, 2000 among the Company, the S&P 500 Index and the S&P Medical Products and Supplies Index. The graph assumes one hundred dollars invested on March 31, 1995 in the Company's Common Stock, the S&P 500 index and the S&P Medical Products and Supplies Index and also assumes reinvestment of dividends.


                                      3/31/95    3/31/96    3/31/97    3/31/98    3/31/99    3/31/00
                                      --------------------------------------------------------------

Haemonetics Corporation                 $100       115        122        124        108        155
S&P 500                                 $100       132        158        234        278        327
S&P Medical Products & Supplies         $100       149        163        236        310        323


       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of September 30, 2000, certain information with respect to beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to own beneficially more than five percent of the Company's Common Stock; (ii) each of the Company's directors and each of the executive officers named in the Summary
Compensation Table elsewhere in this Proxy Statement; and (iii) all directors and executive officers as a group.

                                                       Title          Amount & Nature       Percent
Name of Beneficial Owner                             of Class      Beneficial Ownership    Of Class
---------------------------------------------------------------------------------------------------

Sir Stuart Burgess (1)                             Common Stock          137,232              .54%
James L. Peterson (2)                              Common Stock        1,306,532             5.09%
Ronald J. Ryan (3)                                 Common Stock           58,879              .23%
Michael P. Mathews (4)                             Common Stock          270,541             1.06%
Bruno Deglaire (5)                                 Common Stock          128,269              .51%
Yutaka Sakurada (6)                                Common Stock          135,478              .54%
Peter A. Tomasulo, M.D. (7)                        Common Stock           41,290              .16%
Ronald G. Gelbman (8)                              Common Stock           15,000              .06%
Donna C.E. Williamson (9)                          Common Stock           49,300              .20%
Benjamin L. Holmes (10)                            Common Stock           28,000              .11%
Harvey G. Klein M.D. (11)                          Common Stock           24,000              .10%
N. Colin Lind (12)                                 Common Stock        3,990,400            15.82%
Blum Capital Partners, L.P. (13)                   Common Stock        3,966,400            15.72%
Wellington Management (14)                         Common Stock        3,073,050            12.18%
State of Wisconsin Investment Board (15)           Common Stock        2,224,000             8.82%
Neuberger & Berman (16)                            Common Stock        1,908,838             7.57%
Massachusetts Financial Services (17)              Common Stock        1,506,563             5.97%
All executive officers and directors as a group
 (12 persons) (12)                                 Common Stock        6,184,921            24.52%

--------------------

<F1>  Includes 133,732 shares which Sir Stuart has the right to acquire upon the exercise of options currently exercisable. Does not include 3,500 shares held in trust for the benefit of Sir Stuart's children. Sir Stuart disclaims beneficial ownership of such shares.
<F2>  Includes 494,605 shares which Mr. Peterson has the right to acquire upon exercise of options currently exercisable. Does not include 41,150 shares held in trust for the benefit of Mr. Peterson's children and 21,000 shares held in trust for the benefit of Mr. Peterson's parents. Mr. Peterson disclaims beneficial ownership of such shares.
<F3>  Includes 58,879 shares which Mr. Ryan has the right to acquire upon exercise of options currently exercisable.
<F4>  Includes 205,164 shares which Mr. Mathews has the right to acquire upon the exercise of options currently exercisable.
<F5>  Includes 128,269 shares which Mr. Deglaire has the right to acquire upon the exercise of options currently exercisable.
<F6>  Includes 133,897 shares which Dr. Sakurada has the right to acquire upon the exercise of options currently exercisable.
<F7>  Includes 41,290 shares which Dr. Tomasulo has the right to acquire upon the exercise of options currently exercisable.
<F8>  Includes 15,000 shares which Mr. Gelbman has the right to acquire upon the exercise of options currently exercisable.
<F9>  Includes 48,000 shares which Ms. Williamson has the right to acquire upon the exercise of options currently exercisable.
<F10> Includes 27,000 shares which Mr. Holmes has the right to acquire upon the exercise of options currently exercisable.
<F11> Includes 24,000 shares which Dr. Klein has the right to acquire upon the exercise of options currently exercisable.
<F12> Includes 24,000 shares which Mr. Lind has the right to acquire upon the exercise of options currently exercisable. Includes, 3,966,400 shares owned directly by four investment advisory clients for which Blum Capital Partners, L.P. is the investment adviser with voting and investment discretion, three limited partnerships for which Blum Capital Partners is the general partner, and one limited partnership for which RCBA GP, L.L.C. ("RCBA GP") is the general partner. Mr. Lind is a director and officer of RCBA Inc. (the general partner of RCBA L.P.), an officer of RCBA L.P., and a managing member of RCBA GP. Mr. Lind disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.
<F13> Includes information derived from a Schedule 13D filed with the
      Securities and Exchange Commission and the shares described in footnote (12). The reporting entity's address is 909 Montgomery Street, #400, San Francisco, CA 94133.
<F14> This information has been derived from the most recent Schedule 13G filed with the Securities and Exchange Commission as of 9/30/00. The reporting entity's address is 75 State Street, Boston, MA 02109.
<F15> This information has been derived from the most recent Schedule 13G filed with the Securities and Exchange Commission as of 9/30/00. The reporting entity's address is 121 East Wilson Street, Madison, WI 53707.
<F16> This information has been derived from the most recent Schedule 13G filed with the Securities and Exchange Commission as of 9/30/00. The reporting entity's address is 605 Third Avenue, New York, NY 10158-3698.
<F17> This information has been derived from the most recent Schedule 13G filed with the Securities and Exchange Commission as of 9/30/00. The reporting entity's address is 500 Boylston Street, Boston, MA 02116.

                            --------------------

                            STOCKHOLDER PROPOSALS

      Any proposal submitted for inclusion in the Company's Proxy Statement and form of proxy relating to the 2001 Annual Meeting of Stockholders must be received at the Company's principal executive offices in Braintree, Massachusetts on or before February 19, 2001. In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, if the Company does not receive notice of a shareholder proposal to be raised at its 2001 Annual Meeting on or before May 4, 2001, then in such event, the management proxies shall be allowed to use their discretionary voting authority when the proposal is raised at the 2001 Annual Meeting.

                                OTHER MATTERS

      Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

                               VOTING PROXIES

      The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                       By Order of the Board of Directors



Braintree, Massachusetts               Alicia R. Lopez
November 13, 2000                      Clerk


                                 DETACH HERE

                                    PROXY

                           HAEMONETICS CORPORATION

                       Special Meeting of Stockholders
                              December 14, 2000

The undersigned hereby appoints Sir Stuart Burgess and James L. Peterson or any one of them, with full power of substitution, attorneys and proxies to represent the undersigned at the Special Meeting of Stockholders of Haemonetics Corporation to be held Thursday, December 14, 2000 at the offices of Haemonetics Corporation, 400 Wood Road, Braintree, Massachusetts and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Haemonetics Corporation standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth on the reverse side.

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

SEE REVERSE    CONTINUED AND TO BE SIGNED ON REVERSE    SEE REVERSE
    SIDE                        SIDE                        SIDE

                           HAEMONETICS CORPORATION

Dear Shareholder:

There is one item to be considered at the Special Meeting on December 14, 2000 that requires your vote.

Your vote counts, and you are strongly encouraged to exercise your right to vote.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then, please sign the card and return it in the enclosed, paid envelope.

Your vote must be received by the meeting date of December 14, 2000 to be considered.

Thank you for your prompt attention to this matter.

Sincerely,

/s/ Alicia R. Lopez

Haemonetics Corporation

                                 DETACH HERE

[X]  Please mark votes
     as in this example.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1.

1.  To approve the Haemonetics Corporation 2000 Long-Term Incentive Plan.

                   FOR       AGAINST        ABSTAIN
                   [ ]         [ ]            [ ]

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT    [ ]


Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:        Date:        Signature:        Date:
----------        -----        ----------        -----

HAEMONETICS CORPORATION

                        2000 Long-Term Incentive Plan

      1.    Purpose of the Plan.
            --------------------

      The purpose of the 2000 Long-Term Incentive Plan (the "Plan") of Haemonetics Corporation (the "Company") is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain competent employees and to encourage ownership of the Company's stock by employees, directors, consultants, and advisors of the Company and its present and future subsidiaries upon whose efforts and initiative the growth and success of the Company depends.
Under the Plan, stock options ("stock options" or "options") may be designated as either incentive stock options meeting the requirements of
Section 422 of the Internal Revenue Code of 1986 (the "Code"), or non-qualified options which are not intended to meet the requirements of the Code.

      2.    Stock Subject to the Plan.
            --------------------------

      (a) The maximum number of shares ("shares") of common stock, $.01 par value, of the Company ("Common Stock") available for stock options granted under the Plan shall be 4,000,000 shares of Common Stock. The maximum number of shares of Common Stock available for grants of incentive stock options under the Plan shall be 4,000,000. The maximum number of shares of Common Stock available for grants shall be subject to adjustment in accordance with Section 5 thereof. Shares issued under the Plan may be authorized but unissued shares of Common Stock or shares of Common Stock held in treasury.

      (b) To the extent that any stock option shall lapse, terminate, expire or otherwise be cancelled without the issuance of shares of Common Stock, the shares of Common Stock covered by such grants shall again be available for the granting of stock options. Further, if any stock option is exercised through the full or partial payment of shares of Common Stock owned by the optionee, shares equal in number to those tendered by the optionee shall be added to the maximum number of shares available for future grants under this Plan.

      (c) Common Stock issuable under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

      (d) The maximum number of shares of the Company's Common Stock with respect to which an option may be granted under the Plan to any employee in any one fiscal year of the Company shall not exceed 500,000 shares (in the aggregate for all such options taken together), subject to adjustment in accordance with Section 5.

      3.    Administration of the Plan.
            ---------------------------

      The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors. The Board may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The Committee shall have the full and exclusive authority to interpret the Plan and to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. The decision of the Committee as to all questions pertaining to the Plan shall be final, binding and conclusive on all persons. No Committee member shall be liable for any action or determination made in good faith.

      4.    Options.
            --------

      (a) Options granted pursuant to the Plan shall be authorized by action of the Committee and may be designated as either incentive stock options meeting the requirements of the Code or non-qualified options which are not intended to meet the requirements of the Code, the designation to be in the sole discretion of the Committee. Options designated as incentive stock options that do not continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Committee on the date such failure to continue to meet the requirements of Section 422 of the Code occurs.

      (b) Options designated as incentive stock options may be granted only to officers and employees of the Company or of any "subsidiary corporation" as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Options designated as non-qualified options may be granted to officers, directors, employees, consultants, and advisors of the Company or of any of its subsidiaries. In determining a person's eligibility to be granted an option, the Committee shall take into account the person's position and responsibilities, the nature and value to the Company or its subsidiaries of such person's service and accomplishments, such person's present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

      (c) No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary corporation if such employee owns, immediately prior to the grant of an option, stock representing more than 10% of the voting power or more than 10% of the value of all classes of stock of the Company or a parent or a subsidiary corporation, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of subparagraph (e) below shall apply.

      (d) Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan (including pre-established performance objectives and forfeiture of option gain for competition with the Company) as may be determined by the Committee, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in
Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an optionee.

      (e) The option price or prices of shares of the Company's Common Stock for non-qualified and incentive stock options shall be no less than the fair market value of such Common Stock at the time the option is granted as determined by the Committee. Except for adjustments pursuant to
Section 5(a) (relating to the adjustment of shares), the exercise price for any outstanding option granted under the Plan may not be decreased after the date of grant nor may an outstanding option granted under the Plan be surrendered to the Company as consideration for the grant of a new option with a lower exercise price.

      (f) An option granted under the Plan may provide in the Agreement for the payment of the exercise price by (1) delivery of cash or a check payable to the order of the Company in an amount equal to the exercise price of such option, (2) delivery of certificates of shares of Common Stock of the Company owned by the optionee and acceptable to the Committee having a fair market value equal in amount to the exercise price of the option being exercised, or attestation of beneficial ownership of such shares, (3) authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the option and remitting to the Company a sufficient portion of the sales proceeds to pay the exercise price, (4) using the proceeds of a recourse loan from the Company to pay the exercise price, or (5) any combination thereof. The fair market value of any shares of the Company's Common Stock which may be delivered (actually or by attestation) upon exercise of an option shall be determined by the Committee.

      (g) To the extent that the right to purchase shares under an option has accrued and is in effect, an option may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (f) above.

      (h) Each option granted under the Plan shall, subject to Section 5 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no incentive option granted under the Plan shall have a term in excess of ten (10) years from the date of grant.

      (i) Except as provided in the Agreement, the right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the Plan shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

      5.    Recapitalizations, Reorganizations, and Other Adjustments.
            ----------------------------------------------------------

      (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, spin-off, distribution of assets, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan (including the share limits of Sections 2(a) and 2(d)), and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

      (b) In addition, unless otherwise determined by the Committee in its sole discretion, in the case of any (1) sale or conveyance to another entity of all or substantially all of the property and assets of the Company, or (2) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in his, her or its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Committee, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 4(e) hereof. The Committee may provide in any Agreement that the vesting of any option shall automatically accelerate in full or in part upon such a sale, conveyance, Change in Control, or other similar event. The Committee shall also have the power and right to accelerate the exercisability of any options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than thirty five percent (35%) of the then outstanding Common Stock of the Company, shall acquire such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own thirty five percent (35%) or more of the Company's Common Stock outstanding.

      (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

      (d) In the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation or other similar transaction, to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the outstanding options, or substitution of new options for the outstanding option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such action shall not reduce the number of shares otherwise available for issuance under the Plan.

      (e) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such number shall be adjusted to the nearest smaller whole number of shares.

      6.    No Special Employment Rights.
            -----------------------------

      Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

      7.    Withholding.
            ------------

      As a condition of the exercise of any option granted under the Plan and the delivery of any shares, the option holder and any permitted transferees or beneficiaries shall make such arrangements as the Committee may require for the satisfaction of all applicable tax withholding obligations. With the approval of the Committee, which it shall have sole discretion to grant, and on such terms and conditions as the Committee may impose, the option holder may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the minimum amount of tax required to be withheld. The Committee shall also have the right to require that shares be withheld from delivery to satisfy such condition.

      8.    Restrictions on Issue of Shares.
            --------------------------------

      (a) Notwithstanding the provisions of Section 7, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until the delivery or distribution of any shares under this Plan complies with all applicable laws (including without limitation, the Securities Act of 1933, as amended), and with the applicable rules of any stock exchange upon which the shares of the Company are listed or traded.

      (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with all applicable legal and regulatory requirements within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

      9.    Approval of Stockholders.
            -------------------------

      The Plan shall be subject to approval by a vote of Company stockholders within twelve (12) months after the adoption of the Plan by the Board of Directors of the Company and shall take effect as of the date of adoption by the Board upon such stockholder approval. The Committee may grant options under the Plan prior to such approval, but any such option shall be conditioned on such approval and, accordingly, no such option may be exercisable prior to such approval.

      10.   Termination and Amendment.
            --------------------------

      Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Board of Directors may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 10, the Board of Directors may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 9, make any change in the Plan which (i) requires stockholder approval under applicable law or regulations, (ii) increases the number of shares available for stock options, (iii) expands the class of participants eligible to receive stock option grants under the Plan, or (iv) materially increases benefits available under the Plan by expanding the types of permissible awards (such as by authorizing the grant of stock awards or stock appreciation rights). The Committee may terminate, amend, or modify any outstanding option without the consent of the option holder, provided however, that, except as provided in Section 5, without the consent of the optionee, the Committee shall not change the number of shares subject to an option, nor the exercise price thereof, nor extend the term of such option.

      11.   Limitation of Rights in the Option Shares.
            ------------------------------------------

      An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

      12.   Notices.
            --------

      Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: General Counsel, and, if to an optionee, to the address as appearing on the records of the Company.

      13.   Governing Law.
            --------------

      The Plan and all determinations made and actions taken with respect thereto shall be governed by the laws of the Commonwealth of Massachusetts, without regard to its conflict of law rules.

      Approved by the Board of Directors:_________________________

      Approved by the Stockholders:______________________________